UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2024
Two Harbors Investment Corp.
(Exact name of registrant as specified in its charter)

Maryland			001-34506	27-0312904
(State or other jurisdiction of incorporation or organization)			(Commission File Number)	(I.R.S. Employer Identification No.)

1601 Utica Avenue South, Suite 900
St. Louis Park	,	MN		55416
(Address of Principal Executive Offices)				(Zip Code)
(612) 453-4100
Registrant's telephone number, including area code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Securities Registered Pursuant to Section 12(b) of the Act:

Title of Each Class:	Trading Symbol(s)	Name of Exchange on Which Registered:
Common Stock, par value $0.01 per share	TWO	New York Stock Exchange
8.125% Series A Cumulative Redeemable Preferred Stock	TWO PRA	New York Stock Exchange
7.625% Series B Cumulative Redeemable Preferred Stock	TWO PRB	New York Stock Exchange
7.25% Series C Cumulative Redeemable Preferred Stock	TWO PRC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 15, 2024, Two Harbors Investment Corp. (the “Company”) held its Annual Meeting of Stockholders for the purpose of: (i) electing nine directors to serve on the Company’s board of directors until the 2025 Annual Meeting of Stockholders; (ii) holding an advisory vote relating to executive compensation; and (iii) ratifying the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2024.

Proposal 1 — Election of Directors

Each of the nine director nominees proposed by the Company’s board of directors was elected to serve as a director until the Company’s 2025 Annual Meeting of Stockholders, or until his or her successor is duly elected and qualified. The voting results for each director nominee were as follows:

Nominee	For	Against	Abstain	Broker Non-Votes
E. Spencer Abraham	60,089,795	4,226,533	302,209	16,604,806
James J. Bender	53,423,131	10,896,780	298,626	16,604,806
Sanjiv Das	63,179,759	1,137,755	301,023	16,604,806
William Greenberg	62,938,466	1,377,938	302,133	16,604,806
Karen Hammond	62,637,280	1,702,553	278,704	16,604,806
Stephen G. Kasnet	62,370,006	1,951,694	296,837	16,604,806
W. Reid Sanders	62,501,956	1,816,932	299,649	16,604,806
James A. Stern	63,221,007	1,062,616	334,914	16,604,806
Hope W. Woodhouse	62,239,281	2,099,256	280,000	16,604,806

Proposal 2 — Advisory Vote Relating to Executive Compensation

Stockholders approved the advisory resolution on the Company’s executive compensation. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
61,380,398	2,810,802	427,337	16,604,806

Proposal 3 — Ratification of Appointment of Independent Registered Public Accounting Firm

Stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2024. The voting results were as follows:

For	Against	Abstain
79,868,731	942,034	412,578

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TWO HARBORS INVESTMENT CORP.

	By:	/s/ REBECCA B. SANDBERG
Rebecca B. Sandberg
Chief Legal Officer and Secretary

Date: May 15, 2024